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                                                                  EXHIBIT 10.1.2

                                 AMENDMENT NO. 2
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

       AMENDMENT No. 2 dated as of May 26, 1999 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent.


                               W I T N E S S E T H:


              WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

              WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein;

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined in Section 5 below) refer to the Credit Agreement as amended hereby.

              SECTION 2. Additional Permitted Investments. Section 5.07 of the Credit Agreement is amended by:

              (i) substituting the dollar amount "$122,000,000" for the dollar amount "$110,000,000" set forth in clause (d) thereof;

              (ii) redesignating clause (l) thereof as clause (n) and substituting a reference to "this clause (n)" for the reference to "this clause (l)" contained therein;

              (iii) deleting the "and" at the end of clause (k) thereof; and


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              (iv) adding the following new clauses (l) and (m) immediately after clause (k)

thereof:

                     "(l) Investments by the Company or any of its Subsidiaries
              made in an aggregate amount not to exceed $30,000,000 pursuant to a joint venture agreement between the Company or any of its Subsidiaries and The Hertz Corporation ("HERTZ") to develop and market Magellan automotive navigation Systems in Hertz rental cars substantially on the terms described by the Company to the Banks prior to the date of effectiveness of Amendment No. 2 to this Agreement;

                     (m) Investments by the Company or any of its Subsidiaries
              made in an aggregate amount not to exceed $6,000,000 pursuant to a joint venture agreement between the Company or any of its Subsidiaries and LandAmerica Financial Group, Inc. to develop and market electronic land the Company to the Banks prior to the date of effectiveness of Amendment No. 2 to this Agreement;"

              SECTION 3. Waiver of Compliance With Leverage Ratio. The Banks waive (i) compliance by the Company with the provisions of Section 5.09 of the Credit Agreement and (ii) any Default arising under Section 6.01 (c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 3 shall expire on the 60th day after the Amendment Effective Date. Except as provided in the immediately preceding sentence, this Section 3 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

              SECTION 4. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          ORBITAL SCIENCES CORPORATION

                          By:    /s/Kenneth H. Sunshine
                             ---------------------------------------
                             Title: Vice President and Treasurer
                          21700 Atlantic Boulevard
                          Dulles, VA 20166
                          Attention: Kenneth H. Sunshine
                          Facsimile number: (703) 406-3502


                          MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK


                          By:    /s/Robert Bottamedi
                             ---------------------------------------
                             Title: Vice President


                          THE BANK OF NOVA SCOTIA


                          By:    /s/James R. Trimble
                             ---------------------------------------
                             Title: Senior Relationship Manager


                          NATIONSBANK, N.A.


                          By:    /s/Michael Brick
                             ---------------------------------------
                             Title: Vice President


                          FIRST UNION COMMERCIAL CORPORATION

                          By:    /s/Michael Landini
                             ---------------------------------------
                             Title: Vice President

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                          DEUTSCHE BANK AG, NEW YORK
                          AND/OR CAYMAN ISLAND BRANCHES


                          By:    /s/Jon D. Storck
                             ---------------------------------------
                             Title: Vice President


                          By:    /s/Sangita Gupte
                             ---------------------------------------
                             Title: Associate


                          KEYBANK NATIONAL ASSOCIATION


                          By:    /s/Marianne T. Meil
                             ---------------------------------------
                             Title: Vice President


                          BANK OF TOKYO-MITSUBISHI TRUST
                          COMPANY


                          By:
                             ---------------------------------------
                             Title:


                          WACHOVIA BANK, N.A.


                          By:
                             ---------------------------------------
                             Title:


                          CHEVY CHASE BANK


                          By:    /s/Gill Waller
                             ---------------------------------------
                             Title: Vice President


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                          MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as Agent

                          By:    /s/Robert Bottamedi
                             ---------------------------------------
                             Title: Vice President
                          60 Wall Street
                          New York, NY 10260-0060
                          Attention: Diana H. Imhof
                          Facsimile number: (212) 648-5232